                                                     Exhibit 23.1


               CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Form 8-K of our report dated February 17, 1999 relating to the Current Report on financial statements and financial statement schedules, which appears in Pennsylvania Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



                              PRICEWATERHOUSECOOPERS LLP
                              --------------------------
                              PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania
November 18, 1999